VOYA FUNDS TRUST

Voya GNMA Income Fund

(the "Fund")

Supplement dated December 18, 2019

to the Fund's Class A, Class C, Class I, Class T, and Class W shares Prospectus (the "Prospectus"),

and related Statement of Additional Information (the "SAI"),

each dated July 31, 2019

Effective December 12, 2019, Peter Guan no longer serves as a portfolio manager for the Fund.

Effective December 12, 2019, the Fund's Prospectus and SAI are hereby revised as follows:

1.All references to Peter Guan as a portfolio manager for the Fund are hereby deleted in their entirety.

2.The sub-section entitled "Portfolio Management – Portfolio Managers" of the Fund's Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers
Jeff Dutra	Justin McWhorter
Portfolio Manager (since 05/09)	Portfolio Manager (since 05/09)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE